FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                        Date of Report (Date of earliest
                       event reported): October 31, 1995



                              ANGEION CORPORATION
             (Exact name of registrant as specified in its charter)


        Minnesota                   0-17019                 41-1579150
(State of incorporation)          (Commission           (I.R.S. Employer
                                  File Number)         Identification No.)



3650 Annapolis Lane, Suite 170, Plymouth, Minnesota            55447
(Address of principal executive offices)                     (zip code)


Registrant's telephone number, including area code:  612/550-9388




Item 5.  Other Events

     Filed herewith and incorporated herein by reference is a press release dated October 31, 1995 reporting that Angeion Corporation (the "Company") received an investigational device exemption from the United States Food and Drug Administration on its Sentinel(TM) 2000 implantable cardioverter defibrillator system. The press release also reports that the Company's Vice President of Research and Product Planning has joined the Company's strategic partner.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     c. Exhibits

        99.1     Press Release, dated October 31, 1995



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ANGEION CORPORATION


                                           /s/David L. Christofferson
                                           David L. Christofferson
                                           Chief Financial Officer

Dated:  November 1, 1995



                               INDEX TO EXHIBITS



Exhibit No.       Item                                         Method of Filing

   99.1           Press Release, dated October 31, 1995        Filed herewith